GOTTEX ENDOWMENT STRATEGY FUND

Supplement to the Statement of Additional Information (“SAI”) dated December 4, 2013

July 11, 2014

This Supplement (the “Supplement”) updates certain information in the currently effective SAI for the Gottex Endowment Strategy Fund (the “Fund”), a series of Gottex Trust. You may obtain additional copies of the Fund’s Prospectus and SAI, as supplemented, at no cost by calling (888) 946-8839, or by visiting https://www.gottex.com/products/fund/gottex-endowment-strategy-fund/fund-documents.

The Supplement describes a change in the identity of a Trustee of the Fund and the President and Principal Executive Officer of the Fund. Dr. William J. Landes has resigned as a Trustee and as President and Principal Executive Officer of the Fund. Kevin Maloney has been appointed as a Trustee of the Fund by a majority of the remaining Trustees of the Fund, and William H. Woolverton has been elected as President and Principal Executive Officer of the Fund.

The SAI is amended as follows:

1. The fourth paragraph under the heading “MANAGEMENT OF THE FUND” on page 23 of the SAI is replaced with the following:

Mr. Maloney, a Senior Managing Director of the Adviser, serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having Mr. Maloney serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the trustees who are not “interested persons” of the Fund, the Adviser or its affiliates (the “Independent Trustees”) have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Governance Committee, both of which currently are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (3/4 of which is represented by Independent Trustees) and that each of the Fund’s critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

2. The disclosure under the heading “MANAGEMENT OF THE FUND—Interested Trustee*” on page 24 of the SAI is replaced with the following:

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships During Past 5 Years

Kevin Maloney, 56	Trustee	July 2014 – Present	Senior Managing Director, Gottex Fund Management, Ltd. (2003 – Present).	7	None

* Mr. Maloney is an interested person because of his affiliation with the Adviser and its affiliates.

3. The reference to Dr. William J. Landes in the table describing the compensation to be received by the Trustees, under the heading “MANAGEMENT OF THE FUND” on page 25 of the SAI, is replaced with the following:

Name of Trustee	Estimated Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund and Fund Complex
Kevin Maloney*	N/A	N/A	N/A	N/A

* Information provided as of May 31, 2014.

4. The last sentence of the fourth paragraph under the heading “MANAGEMENT OF THE FUND—Board Committees” on page 26 of the SAI is replaced with the following:

The Independent Trustees also considered that Mr. Maloney is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board’s direct access to information regarding the Adviser, which is the Fund’s most significant service provider.

5. The reference to Dr. William J. Landes in the table under the heading “MANAGEMENT OF THE FUND—Equity Securities Owned by Trustees” on page 26 of the SAI, is replaced with the following:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Interested Trustee
Kevin Maloney*	None	Over $100,000

* Information provided as of May 31, 2014.

6. The disclosure under the heading “MANAGEMENT OF THE FUND—Fund Officers” on page 28 of the SAI is replaced with the following:

In accordance with the Trust’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

William H. Woolverton, 63	President, Principal Executive Officer; Chief Legal Officer, Secretary	July 2014 – Present; September 2013 – Present	Senior Managing Director, General Counsel, Gottex Fund Management, Ltd.. (2007 - present).	N/A

Wade C. Boylan, 44	Chief Financial Officer; Treasurer	September 2013 – Present	Business Head, Compliance Services, Foreside Fund Services LLC (2013-present); CCO, Gottex Fund Management, Ltd. (February 2007 – June 2014).	N/A

Matthew Roberts, 34	Chief Compliance Officer	June 2014 – Present	CCO, Gottex Fund Management, Ltd. (Jan 2014 – Present); CCO, Liberty Square Asset Management, LP (March 2011 – December 2014); Associate, Fireman & Associates, LLP (November 2009 – March 2011).	N/A

The address of each Officer is c/o Gottex Fund Management Ltd., 28 State Street, 40th Floor, Boston, MA 02109.

7. The disclosure under the heading “MANAGEMENT OF THE FUND—Portfolio Management” on page 28 of the SAI is replaced with the following:

The following table provides information regarding accounts managed by the portfolio manager as of May 31, 2014:

	Other Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts Managed
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number	Total Assets	Number with Performance- Based Fees	Total Assets with Performance- Based Fees

Kevin Maloney	0	$0	0	$0	0	$0	0	$0	0	$0

Michael Azlen	0	$0	11	$525 million	0	$0	0	$0	0	$0

8. The first sentence of the first paragraph under the heading “POTENTIAL CONFLICTS OF INTEREST—Personal Investing” on page 30 of the SAI is replaced with the following:

The Adviser, affiliates and their directors, managers, officers and employees (including the Adviser’s portfolio managers of the Fund, Messrs. Maloney and Azlen) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.

Please retain this Supplement for future reference.